SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549




                             FORM 8-K



                          CURRENT REPORT




                PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported) December 19, 1997




                      WESTERN RESOURCES, INC.
      (Exact Name of Registrant as Specified in Its Charter)




             KANSAS                      1-3523                 48-0290150
(State or Other Jurisdiction of       (Commission          (Employer
Incorporation or Organization)        File Number)        Identification No.)



   818 KANSAS AVENUE, TOPEKA, KANSAS                                 66612
(Address of Principal Executive Offices)                          (Zip Code)




Registrant's Telephone Number Including Area Code (785) 575-6300

                     WESTERN RESOURCES, INC.

Item 5. Other Events

Western Resources herein files the following:

Exhibit 99 - Press release and employee update issued December 19, 1997 regarding merger with Kansas City Power & Light Company.






                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             Western Resources, Inc.




Date     January 5, 1998                By      /s/ Jerry D. Courington

                                                  Jerry D. Courington,
                                                       Controller